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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 28, 2002

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant's telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

  ITEM 9. REGULATION FD DISCLOSURE

        On August 28, 2002, Inverness Medical Innovations, Inc. (the "Company") filed Amendment No. 1 to its quarterly report on Form 10-Q for the quarterly period ended March 31, 2002, with the Securities and Exchange Commission. Pursuant to the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and Vice President of Finance of the Company accompanied that filing. Copies of the certifications are furnished below.

        The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD. By this filing, the Company is not establishing the practice of filing all such officer certifications in a Current Report on Form 8-K in the future and may discontinue such filings at any time.

CERTIFICATION

        The undersigned officer of Inverness Medical Innovations, Inc. (the "Company") hereby certifies, to his knowledge, that the Company's quarterly report on Form 10-Q/A for the quarterly period ended March 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: August 28, 2002	/s/ RON ZWANZIGER Ron Zwanziger Chief Executive Officer

CERTIFICATION

        The undersigned officer of Inverness Medical Innovations, Inc. (the "Company") hereby certifies, to his knowledge, that the Company's quarterly report on Form 10-Q/A for the quarterly period ended March 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: August 28, 2002	/s/ DUANE L. JAMES Duane L. James Vice President of Finance

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ DUANE L. JAMES Duane L. James Vice President of Finance & Treasurer

Dated: August 28, 2002

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